[Cooper Cameron Letterhead]	Exhibit 10.23
May 31, 2005
Jane C. Schmitt
Vice President, Human Resources
1333 West Loop South, Suite 1700
Houston, Texas 77027
Dear Jane:
     The Board of Directors of Cooper Cameron Corporation (the “Company”) has concluded that it is in the Company’s best interest to amend its letter agreement with you, dated November 11, 1999, (the “Agreement”) by eliminating Section 5 in its entirety. The Company, therefore, is offering the payment to you of the sum of two-hundred twenty-two thousand, nine-hundred thirty-seven dollars and zero cents ($222,937.00), payable within two weeks of the execution of this letter, in return for your agreement that the provisions of Section 5 of your Agreement shall be waived and cancelled in their entirety. As further inducement for your agreement to the waiver and cancellation, upon your agreement:
1.	Your Agreement shall be amended so that part (iii) of the definition of “Change of Control” will read in its entirety:

a merger or consolidation involving the Company or its stock or an acquisition by the Company, directly or indirectly or through one or more subsidiaries, of another entity or its stock or assets in exchange for the stock of the Company, unless, immediately following such transaction, 70% or more of the then outstanding Voting Securities of the surviving or resulting corporation or entity will be (or is) then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company’s outstanding Voting Securities immediately prior to such transaction (treating, for purposes of determining whether the 70% continuity test is met, any ownership of the Voting Securities of the surviving or resulting corporation or entity that results from a stockholder’s ownership of the stock of, or other ownership interest in, the corporation or other entity with which the Company is merged or consolidated as not owned by persons who were beneficial owners of the Company’s outstanding Voting Securities immediately prior to the transaction).

Ms. Jane C. Schmitt
May 31, 2005
Page Two
2.	Your Agreement shall be amended further so that a transaction, which would have qualified as a “Change of Control” but for the fact that the consideration therefore is part or all cash, will be a transaction (an “Other Significant Transaction”) triggers your severance benefits in the event of a termination in connection therewith.
           If you agree to amend your Agreement, please execute and return this letter to the General Counsel.

Very truly yours,

/s/ Sheldon R. Erikson

Sheldon R. Erikson
Chairman, President and CEO
ACCEPTED AND AGREED:

/s/ Jane Schmitt

Jane Schmitt

Date: May 31, 2005

[Cooper Cameron Letterhead]
May 31, 2005
Scott Amann
Vice President, Investor Relations
1333 West Loop South, Suite 1800
Houston, Texas 77027
Dear Scott:
     The Board of Directors of Cooper Cameron Corporation (the “Company”) has concluded that it is in the Company’s best interest to amend its letter agreement with you, dated November 11, 1999, (the “Agreement”) by eliminating Section 5 in its entirety. The Company, therefore, is offering the payment to you of the sum of eighty-six thousand, two-hundred eleven dollars and zero cents ($86,211.00), payable within two weeks of the execution of this letter, in return for your agreement that the provisions of Section 5 of your Agreement shall be waived and cancelled in their entirety. As further inducement for your agreement to the waiver and cancellation, upon your agreement:
1.	Your Agreement shall be amended so that part (iii) of the definition of “Change of Control” will read in its entirety:

a merger or consolidation involving the Company or its stock or an acquisition by the Company, directly or indirectly or through one or more subsidiaries, of another entity or its stock or assets in exchange for the stock of the Company, unless, immediately following such transaction, 70% or more of the then outstanding Voting Securities of the surviving or resulting corporation or entity will be (or is) then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company’s outstanding Voting Securities immediately prior to such transaction (treating, for purposes of determining whether the 70% continuity test is met, any ownership of the Voting Securities of the surviving or resulting corporation or entity that results from a stockholder’s ownership of the stock of, or other ownership interest in, the corporation or other entity with which the Company is merged or consolidated as not owned by persons who were beneficial owners of the Company’s outstanding Voting Securities immediately prior to the transaction).

Scott Amann
May 31, 2005
Page Two
2.	Your Agreement shall be amended further so that a transaction, which would have qualified as a “Change of Control” but for the fact that the consideration therefore is part or all cash, will be a transaction (an “Other Significant Transaction”) triggers your severance benefits in the event of a termination in connection therewith.
           If you agree to amend your Agreement, please execute and return this letter to the General Counsel.

Very truly yours,

/s/ Sheldon R. Erikson

Sheldon R. Erikson
Chairman, President and CEO

ACCEPTED AND AGREED:

/s/ Scott Amann

Scott Amann

Date: May 31, 2005

[Cooper Cameron Letterhead]
May 31, 2005
William C. Lemmer
Vice President, General Counsel and Secretary
1333 West Loop South, Suite 1700
Houston, Texas 77027
Dear Bill:
     The Board of Directors of Cooper Cameron Corporation (the “Company”) has concluded that it is in the Company’s best interest to amend its letter agreement with you, dated November 11, 1999, (the “Agreement”) by eliminating Section 5 in its entirety. The Company, therefore, is offering the payment to you of the sum of two-hundred seventy-one thousand, five-hundred ninety-two dollars and zero cents ($271,592.00), payable within two weeks of the execution of this letter, in return for your agreement that the provisions of Section 5 of your Agreement shall be waived and cancelled in their entirety. As further inducement for your agreement to the waiver and cancellation, upon your agreement:
1.	Your Agreement shall be amended so that part (iii) of the definition of “Change of Control” will read in its entirety:

a merger or consolidation involving the Company or its stock or an acquisition by the Company, directly or indirectly or through one or more subsidiaries, of another entity or its stock or assets in exchange for the stock of the Company, unless, immediately following such transaction, 70% or more of the then outstanding Voting Securities of the surviving or resulting corporation or entity will be (or is) then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company’s outstanding Voting Securities immediately prior to such transaction (treating, for purposes of determining whether the 70% continuity test is met, any ownership of the Voting Securities of the surviving or resulting corporation or entity that results from a stockholder’s ownership of the stock of, or other ownership interest in, the corporation or other entity with which the Company is merged or consolidated as not owned by persons who were beneficial owners of the Company’s outstanding Voting Securities immediately prior to the transaction).

William C. Lemmer
May 31, 2005
Page Two
2.	Your Agreement shall be amended further so that a transaction, which would have qualified as a “Change of Control” but for the fact that the consideration therefore is part or all cash, will be a transaction (an “Other Significant Transaction”) triggers your severance benefits in the event of a termination in connection therewith.
           If you agree to amend your Agreement, please execute and return this letter to the General Counsel.

Very truly yours,

/s/ Sheldon R. Erikson

Sheldon R. Erikson
Chairman, President and CEO

ACCEPTED AND AGREED:

/s/ William C. Lemmer

William C. Lemmer

Date: May 31, 2005

[Cooper Cameron Letterhead]
May 31, 2005
Robert Rajeski
President, Cooper Compression
6500 Bingle Road
Houston, Texas 77092
Dear Bob:
     The Board of Directors of Cooper Cameron Corporation (the “Company”) has concluded that it is in the Company’s best interest to amend its letter agreement with you, dated November 11, 1999, (the “Agreement”) by eliminating Section 5 in its entirety. The Company, therefore, is offering the payment to you of the sum of eighty-one thousand, eight-hundred forty-two dollars and zero cents ($81,842.00), payable within two weeks of the execution of this letter, in return for your agreement that the provisions of Section 5 of your Agreement shall be waived and cancelled in their entirety. As further inducement for your agreement to the waiver and cancellation, upon your agreement:
1.	Your Agreement shall be amended so that part (iii) of the definition of “Change of Control” will read in its entirety:

a merger or consolidation involving the Company or its stock or an acquisition by the Company, directly or indirectly or through one or more subsidiaries, of another entity or its stock or assets in exchange for the stock of the Company, unless, immediately following such transaction, 70% or more of the then outstanding Voting Securities of the surviving or resulting corporation or entity will be (or is) then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company’s outstanding Voting Securities immediately prior to such transaction (treating, for purposes of determining whether the 70% continuity test is met, any ownership of the Voting Securities of the surviving or resulting corporation or entity that results from a stockholder’s ownership of the stock of, or other ownership interest in, the corporation or other entity with which the Company is merged or consolidated as not owned by persons who were beneficial owners of the Company’s outstanding Voting Securities immediately prior to the transaction).

Robert Rajeski
May 31, 2005
Page Two
2.	Your Agreement shall be amended further so that a transaction, which would have qualified as a “Change of Control” but for the fact that the consideration therefore is part or all cash, will be a transaction (an “Other Significant Transaction”) triggers your severance benefits in the event of a termination in connection therewith.
           If you agree to amend your Agreement, please execute and return this letter to the General Counsel.

Very truly yours,

/s/ Sheldon R. Erikson

Sheldon R. Erikson
Chairman, President and CEO

ACCEPTED AND AGREED:

/s/ Robert Rajeski

Robert Rajeski

Date: June 1, 2005